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                                                                      Exhibit 24
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                CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS
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We consent to the incorporation by reference in the Registration Statement (Form
S-8 No. 33-84558) pertaining to the Kohl's Department Stores, Inc. Savings Plan (the Plan) of our report dated June 11, 1999, with respect to the financial statements and schedules of the Plan included in this Annual report (Form 11-K) for the year ended January 30, 1999.



Milwaukee, Wisconsin                                           ERNST & YOUNG LLP
July 26, 1999